Exhibit 10.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
MER Telemanagement Solutions Ltd.
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      We consent to the incorporation by reference in the Registration
Statements on Form S-8 (File No. 333-12014 and File No. 333-123321) of MER Telemanagement Solutions Ltd. of our report dated February 7, 2005 with respect to the consolidated financial statements of MER Telemanagement Solutions Ltd. included in the Annual Report on Form 20-F for the year ended December 31, 2004.


                                            /s/Kost Forer Gabbay and Kasierer
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Tel-Aviv, Israel                            KOST FORER GABBAY & KASIERER
June 27, 2005                               A Member of Ernst & Young Global